UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 11, 2019

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EYENOVIA, INC.

(Exact name of registrant as specified in its charter)

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Delaware

(State or other jurisdiction of incorporation)

001-38365	47-1178401
(Commission File Number)	(IRS Employer Identification No.)

295 Madison Avenue, Suite 2400, New York, New York 10017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (917) 289-1117

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value	EYEN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this Chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)            At the 2019 annual meeting of stockholders (the “Annual Meeting”) of Eyenovia, Inc. (the “Company”), stockholders approved a proposal to amend the Eyenovia, Inc. 2018 Omnibus Stock Incentive Plan (the “Amended Plan”) pursuant to which an additional 500,000 shares of the Company’s common stock are available for issuance thereunder. The Company’s board of directors (the “Board”) approved the Amended Plan on April 5, 2019, subject to stockholder approval.

You can find a summary of the principal features of the Amended Plan in the definitive proxy statement for the Annual Meeting, filed with the SEC on April 30, 2019 (the “2019 Proxy Statement”), under the heading “Proposal Two – Amendment to the Eyenovia, Inc. 2018 Omnibus Stock Incentive Plan”. The summary of the Amended Plan contained in the 2019 Proxy Statement is qualified in its entirety by the full text of the Amended Plan filed as Exhibit 10.11.1 to this Current Report on Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on June 11, 2019. At the Annual Meeting, stockholders approved the following proposals:

1.	The election of eight directors to the Board for a one-year term expiring in 2020 or until their successors have been elected and qualified, based on the following votes:

Members	For	Withheld	Broker Non-Votes
Fredric N. Eshelman	6,475,766	44,105	2,577,106
Tsontcho Ianchulev	6,218,989	300,882	2,577,106
Curt H. LaBelle	6,241,369	278,502	2,577,106
Kenneth B. Lee, Jr.	6,421,339	98,532	2,577,106
Ernest Mario	6,509,840	10,031	2,577,106
Charles E. Mather IV	6,421,339	98,532	2,577,106
Anthony Y. Sun	6,421,339	98,532	2,577,106
Shuhei Yoshida	6,095,154	424,717	2,577,106

2.	Approval of the Amended Plan to reserve an additional 500,000 shares of Company common stock for issuance therunder, based on the following votes:

For	Against	Abstain	Broker Non-Votes
6,019,656	235,156	265,059	2,577,106

3.	Ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, based on the following votes:

For	Against	Abstain	Broker Non-Votes
9,085,509	1,397	10,071	0

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.11.1	Eyenovia, Inc. 2018 Omnibus Stock Incentive Plan, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EYENOVIA, INC.

Date: June 12, 2019	By:	/s/ John Gandolfo
		Name:	John Gandolfo
		Title:	Chief Financial Officer